SUPPLEMENT DATED MAY 13, 2008
TO

PROSPECTUSES DATED MAY 1, 2006
FOR MFS REGATTA ACCESS AND FUTURITY FOCUS II

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT F

Under "FEES AND EXPENSES", the footnote that relates to the Mortality and Expense Risk Charge is deleted and replaced with the following:

** If your initial Purchase Payment is $1,000,000 or more, the mortality and expense risks charge will be 1.00% of average daily net Variable Account assets. (See "Mortality and Expense Risks Charge.")

Please retain this supplement with your prospectus for future reference.

SLUS(Regatta Access, Futurity Focus II) 5/08